                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2003

                          ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                    48-1156578
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(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)

                   400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                                 (913) 367-2121
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

As previously reported on Form 8-K, on August 4, 2003, Atchison Casting
Corporation (the "Company") and certain U.S. subsidiaries filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the
"Bankruptcy Code"), in the United States Bankruptcy Court for the Western
District of Missouri (the "Bankruptcy Court") (Case No. 03-50965). The Company
and its subsidiaries (collectively, the "Debtors") remain in possession of their assets and properties, and continue to operate their businesses as a
"debtors-in-possession" pursuant to Section 1107(a) and 1108 of the Bankruptcy
Code. It is unlikely that any funds will be left for stockholders of the
Company, after payment of secured creditors.

Monthly Operating Report

As a part of the bankruptcy proceedings, the Debtors are required to file with the Bankruptcy Court a Monthly Operating Report Summary ("MOR"). The Debtors
filed with the Bankruptcy Court the MOR as of and for the month ended October
31, 2003. A copy of certain financial information in the MOR is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Canadian Bankruptcy Actions

On November 5, 2003,  Ernst & Young,  Inc.  ("E&Y")  was  appointed  the interim receiver  over  Castcan  Steel  Ltd.  ("Castcan")  and two of its  subsidiaries,
Kitchener Steel Castings, Ltd. and Canadian Steel Foundries Ltd. ("CSF").

Contemporaneous with the receivership, on November 5, 2003, CSF filed a notice of intention to file a proposal pursuant to section 50.4(1) of the Bankruptcy and Insolvency Act (Canada). The filing stays creditors from launching proceedings against CSF while it attempts to reorganize its affairs. CSF has until January 19, 2004 to either file a proposal to its creditors or seek an extension of the time to file a proposal.

E&Y was appointed the interim receiver over London Precision Machine & Tool Ltd.
("London"), another Castcan subsidiary, on November 19, 2003. The mandate of the interim receiver is to monitor the affairs and funding arrangements of London.
London intends to continue to operate during the interim receivership in the ordinary course with existing management, the goal being to continue to preserve and maintain the business and to keep sales and customer services at their highest levels, while a going concern sale of London or its assets is completed by the interim receiver with the assistance of management. To that end, an agreement for the proposed sale of London has been entered into by management with Blue Cast, Inc., subject to both Canadian court approval and adoption by the interim receiver of Castcan and London.

Item 7.  Exhibits.

Exhibit 99.1 Financial information in the MOR as of and for the month ended
             October 31, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2003

                                 Atchison Casting Corporation

                                 By:      /s/ Kevin T. McDermed
                                    --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer